EXHIBIT 99.1

Community Capital Corporation Reports Earnings

GREENWOOD, S.C., Jan. 28, 2009 (GLOBE NEWSWIRE) -- Community Capital Corporation (Nasdaq:CPBK) reports operating results for the twelve months and quarter ending December 31, 2008.

Net income for the three months ended December 31, 2008 decreased 99.78% to $4,000, or $0.001 per diluted share from $1,834,000, or $0.41 per diluted share for the same period in 2007. The company recorded provision for loan losses of $3.70 million during the fourth quarter of 2008 compared to $400,000 during the fourth quarter of 2007. Return on average assets for the quarter was 0.00% for 2008 compared to 0.93% for the same period in 2007. Return on average equity was 0.03% for the quarter ended December 31, 2008 compared to 11.37% for the same period in 2007.

Net income for the twelve months ended December 31, 2008 decreased 65.03% to $2,409,000 from $6,888,000 for the same period in 2007. Diluted earnings per share for the twelve month period ended December 31, 2008 decreased 65.38% to $0.54 from $1.56 for the twelve months ended December 31, 2007. The company recorded provision for loan losses of $9.30 million during 2008 compared to $1.03 million for the same period in 2007. Non-performing assets increased $30.05 million to $32.65 million at December 31, 2008 from $2.60 million at December 31, 2007. Return on average assets for the twelve months was 0.30% for 2008 compared to 0.91% for the same period in 2007. Return on average equity for the twelve months was 3.69% in 2008 compared to 11.09% for the same period in 2007.

Total assets decreased 1.25% to $790,600,000 at December 31, 2008 from $800,598,000 as of December 31, 2007. Total loans decreased $3,417,000 or 0.53% to $641,737,000 at December 31, 2008, compared to $645,154,000 at December 31, 2007. Total deposits decreased $6,471,000 or 1.24% to $513,601,000 at December 31, 2008 from $520,072,000 at December 31, 2007. Total shareholders equity increased to $64,957,000 at December 31, 2008 from $64,847,000 at December 31, 2007.

William G. Stevens, President/CEO of Community Capital Corporation, stated, "While we are disappointed in the overall financial performance of Community Capital Corporation during 2008, we continue to be profitable and well capitalized according to regulatory definitions. Our profitability and capital position allow us to continue paying a cash dividend of $0.15 per share, as announced on January 21, 2009. The cash dividend will be paid on March 6, 2009 to holders of record on February 20, 2009.

"2008 was the most challenging and difficult year that I have experienced during my forty year banking career. Even though the banking environment was chaotic during 2008, we were successful in improving our core bank as we grew non-interest income and maintained an excellent net interest margin of 3.48%. While the consensus of economists is that 2009 will be equally challenging for the U.S. economy and especially for the banking industry, we will continue to focus on the basics of community banking. Furthermore, our management team will proactively deal with troubled real estate assets by working with borrowers who desire alternatives to foreclosure. However, when we take possession of real estate collateral, we will aggressively manage the process and dispose of it as expeditiously and efficiently as possible."

Community Capital Corporation is the parent company of CapitalBank, which operates 18 community oriented branches throughout upstate South Carolina that offer a full array of banking services, including a diverse wealth management group. Additional information on CapitalBank's locations and the products and services offered are available at www.capitalbanksc.com.

Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. For a discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's latest Quarterly Report on Form 10-Q.

 Financial Highlights
 (Dollars in     Three Months Three Months Twelve Months Twelve Months
 thousands,         Ended        Ended         Ended         Ended
 except per      December 31  December 31   December 31   December 31
 share data)        2008         2007          2008          2007

 Earnings       (Unaudited)   (Unaudited)   (Unaudited)
 Summary

 Interest income  $  10,380   $  12,746      $  43,594    $  49,132
 Interest expense     4,065       6,422         18,656       25,229
                  ---------   ---------      ---------    ---------
 Net interest
  income              6,315       6,324         24,938       23,903
 Provision for
  loan losses         3,700         400          9,300        1,025
 Non-interest
  income              1,722       1,867          7,247        6,877
 Non-interest
  expense             4,646       4,999         20,192       19,728
                  ---------   ---------      ---------    ---------
 Income before
  taxes               (309)       2,792          2,693       10,027
 Income tax
  expense             (313)         958            284        3,139
                  ---------   ---------      ---------    ---------
 Net income       $       4   $   1,834      $   2,409    $   6,888
                  ---------   ---------      ---------    ---------

 Per Shares
  Ratios (1):
 Basic earnings
  per share       $   0.001   $    0.42      $    0.54    $    1.58
 Diluted earnings
  per share       $   0.001   $    0.41      $    0.54    $    1.56
 Dividends
  declared per
  share           $    0.15   $    0.15      $    0.60    $    0.60
 Book value per
  share           $   14.54   $   14.72      $   14.54    $   14.72

 Common Share
  Data (1):
 Outstanding at
  period end      4,467,290   4,404,100      4,467,290    4,404,100
 Weighted average
  outstanding     4,436,549   4,383,785      4,427,380    4,371,345
 Diluted weighted
  average
  outstanding     4,467,605   4,422,575      4,464,263    4,422,312

 (1) Per share and share amounts reflect 15% stock dividend issued during the fourth quarter of 2007.

 Balance Sheet Highlights

 Average Balances:
 Total assets     $ 787,243   $ 782,735      $ 790,939    $ 757,499
 Earning assets     730,659     719,104        730,958      693,443
 Loans              642,478     637,756        649,454      612,366
 Deposits           522,895     520,903        520,179      508,339
 Interest bearing
  deposits          448,141     455,644        452,468      443,850
 Noninterest
  bearing deposits   74,754      65,259         67,711       64,489
 Other borrowings   180,997     179,720        187,546      169,401
 Junior subordin-
  ated debentures    10,310      10,310         10,310       10,310
 Shareholders'
  equity             65,633      64,008         65,261       62,112

 Performance
  Ratios:
 Return on
  average assets      0.00%       0.93%          0.30%        0.91%
 Return on average
  shareholders'
  equity              0.03%      11.37%          3.69%       11.09%
 Net interest
  margin (fully
  tax equivalent
  at 38%)             3.51%       3.56%          3.48%        3.52%
 Efficiency ratio    56.93%      60.02%         61.91%       61.54%

                 Three Months Three Months Twelve Months Twelve Months
                     Ended       Ended         Ended         Ended
                  December 31 December 31   December 31   December 31
                     2008         2007          2008          2007
                  (Unaudited) (Unaudited)   (Unaudited)
 Asset Quality:
 Nonperforming
  loans           $  27,524   $   2,424      $  27,524    $   2,424
 Other real
  estate              5,121         173          5,121          173
   Total nonper-
    forming assets   32,645       2,597         32,645        2,597
 Net charge-offs/
  write-downs           936         240          2,443          466
 Net charge-offs/
  write-downs to
  average loans       0.15%       0.04%          0.38%        0.08%
 Allowance for
  loan losses to
  nonperforming
  loans              49.47%     278.84%         49.47%      278.84%
 Nonperforming
  loans to total
  loans               4.29%       0.38%          4.29%        0.38%
 Nonperforming
  assets to
  total assets        4.13%       0.32%          4.13%        0.32%
 Allowance for
  loan losses to
  period end loans    2.12%       1.05%          2.12%        1.05%

 Other Selected
  Ratios:
 Average equity to
  average assets      8.34%       8.18%          8.25%        8.20%
 Average loans to
  average deposits  122.87%     122.43%        124.85%      120.46%
 Average loans to
  average earning
  assets             87.93%      88.69%         88.85%       88.31%

 Balance Sheet Data
 (Dollars in thousands)               Period Ended     Period Ended
                                      December 31       December 31
                                         2008              2007
                                      (Unaudited)
 Assets:
 Cash and cash equivalents:
  Cash and due from banks              $  11,970        $  29,142
  Interest bearing deposit accounts        1,642              267
                                       ---------        ---------
    Total cash and cash
     equivalents                          13,612           29,409
 Investment securities:
  Securities held-for-sale                78,828           71,542
  Securities held-to-maturity                215              270
  Nonmarketable equity securities         10,815            9,503
                                       ---------        ---------
    Total investment securities           89,858           81,315
 Loans held for sale                         303              631
 Loans receivable                        641,737          645,154
 Allowance for loan losses              (13,617)          (6,759)
 Premises and equipment, net              17,243           16,729
 Intangible assets                         9,507            9,956
 Other assets                             31,957           24,163
                                       ---------        ---------
        Total assets                   $ 790,600        $ 800,598
                                       ---------        ---------

 Liabilities and shareholders'
  equity:
 Deposits:
  Noninterest bearing                  $  73,663        $  62,175
  Interest bearing                       439,938          457,897
                                       ---------        ---------
        Total deposits                   513,601          520,072
 Federal funds purchased                  24,143           47,705
 Securities sold under agreements
  to repurchase                            9,695           14,561
 FHLB advances                           161,185          135,525
 Junior subordinated debentures           10,310           10,310
 Other liabilities                         6,709            7,578
                                       ---------        ---------
        Total liabilities              $ 725,643        $ 735,751
                                       ---------        ---------

 Shareholders' equity:
 Common stock: $1 par value;
  10 million shares authorized             5,667            5,604

 Nonvested restricted stock                (445)            (443)
 Capital surplus                          62,405           61,600
 Accumulated other comprehensive
  income                                     527              485
 Retained earnings                        14,218           15,016
 Treasury stock, at cost                (17,415)         (17,415)
                                       ---------        ---------
        Total shareholders'
         equity                           64,957           64,847
                                       ---------        ---------
        Total liabilities and
         shareholders' equity          $ 790,600        $ 800,598
                                       ---------        ---------

 Income Statement Data  Three       Three       Twelve      Twelve
 (Dollars in thousands) Months      Months      Months      Months
                         Ended       Ended       Ended       Ended
                     December 31 December 31  December 31 December 31
                         2008        2007        2008         2007
                     (Unaudited) (Unaudited)  (Unaudited)
 Interest income:
    Interest and fees
     on loans        $     9,385 $    11,721  $    39,710 $    45,247
    Interest on
     investment
     securities              994       1,021        3,878       3,864
    Interest on
     federal funds
     sold and
     Interest-bearing
     deposits                  1           4            6          21
                     ----------- -----------  ----------- -----------
       Total interest
        income            10,380      12,746       43,594      49,132

 Interest expense:
    Interest on
     deposits              2,284       4,151       10,835      16,491
    Interest on
     borrowings            1,781       2,271        7,821       8,738
                     ----------- -----------  ----------- -----------
       Total interest
        expense            4,065       6,422       18,656      25,229

 Net interest income       6,315       6,324       24,938      23,903
 Provision for loan
  losses                   3,700         400        9,300       1,025
                     ----------- -----------  ----------- -----------
 Net interest income
  after provision          2,615       5,924       15,638      22,878
 Non-interest income:
    Service charges
     on deposit
     accounts                651         629        2,492       2,425
    Gain on sale of
     loans held for
     sale                    221         285        1,139       1,204
    Fees from
     brokerage
     services                 53          80          180         261
    Income from
     fiduciary
     activities              327         448        1,725       1,590
    Gain on sale of
     securities held-
     for-sale                 --           1           98          --
    Gain on sale of
     premises and
     equipment                 6          --            6          15
    Other operating
     income                  464         424        1,607       1,380
                     ----------- -----------  ----------- -----------
       Total non-
        interest
        income             1,722       1,867        7,247       6,875
 Non-interest expense:
    Salaries and
     employee
     benefits              2,209       2,778       10,853      11,087
    Net occupancy
     expense                 320         330        1,316       1,162
    Amortization of
     intangible assets       112         117          449         470
    Furniture and
     equipment expense       231         230          975         888
    Loss on sale of
     securities held-
     for-sale                 --          --           --         469
    Other operating
     expenses              1,774       1,544        6,599       5,650
                     ----------- -----------  ----------- -----------
       Total non-
        interest
        expense            4,646       4,999       20,192      19,726
 Income before taxes        (309)      2,792        2,693      10,027
 Income tax expense
                            (313)        958          284       3,139
                     ----------- -----------  ----------- -----------
 Net income          $         4 $     1,834  $     2,409 $     6,888
                     ----------- -----------  ----------- -----------

                                  December 31, 2008  December 31, 2007
                                    (Unaudited)
 (Dollars in thousands)           Balance   Percent  Balance    Percent
 Loans:
 Commercial and agricultural      $ 43,443    6.77%  $ 44,467    6.89%
 Real Estate - construction        185,414   28.89%   167,180   25.91%
 Real Estate - mortgage and
 commercial                        344,456   53.68%   364,667   56.53%
 Home equity                        47,830    7.45%    42,628    6.61%
 Consumer - Installment             19,073    2.97%    24,706    3.83%
 Other                               1,521    0.24%     1,506    0.23%
                                  --------  -------  --------  -------
      Total                       $641,737  100.00%  $645,154  100.00%
                                  --------  -------  --------  -------

                                  December 31, 2008  December 31, 2007
                                      (Unaudited)
 (Dollars in thousands)           Balance   Percent  Balance   Percent
 Deposits:
 Noninterest bearing demand       $ 73,663   14.34%  $ 62,175   11.96%
 Interest bearing demand            66,035   12.86%    63,866   12.28%
 Money market and savings          183,300   35.69%   215,795   41.49%
 Certificates of deposit           190,603   37.11%   178,236   34.27%
                                  --------  -------  --------  -------
      Total                       $513,601  100.00%  $520,072  100.00%
                                  --------  -------  --------  -------

 Wealth Management Group
   Fiduciary and Related Services:
 (Dollars  in  thousands, except
  number of accounts)             December 31, 2008  December 31, 2007

                                    (Unaudited)       (Unaudited)
 Market value of accounts                  $396,596          $475,818
 Market value of discretionary
  accounts                                 $160,488          $201,111
 Market value of non-discretionary         $236,108          $274,707
  accounts
 Total number of accounts                     1,334             1,183

 Yield/Rate Analysis   Three Months Ended        Three Months Ended
 YTD                   December 31, 2008         December 31, 2007
                          (Unaudited)               (Unaudited)
                   ---------------------------------------------------
 (Dollars in        Average            Yield/ Average           Yield/
  thousands)        Balance Interest    Rate  Balance Interest   Rate
                   ---------------------------------------------------
 ASSETS
 Loans(1)(3)       $642,478 $  9,396   5.82% $637,756 $ 11,735   7.30%
 Securities,
  taxable(2)         48,238      645   5.32%   42,401      558   5.22%
 Securities,
  nontaxable(2)(3)   29,030      436   5.97%   29,448      447   6.02%
 Nonmarketable
  Equity Securities  10,348       32   1.23%    9,194      138   5.95%
 Fed funds sold and
  other (incl. FHLB)    565        1   0.70%      305        4   5.20%
                   -----------------         -----------------
    Total earning
     assets        $730,659 $ 10,510   5.72% $719,104 $ 12,882   7.11%
 Non-earning
  assets             56,584                    63,631
                   --------                  --------
    Total assets   $787,243                  $782,735
                   ========                  ========

 LIABILITIES AND
 STOCKHOLDERS'
  EQUITY
 Transaction
  accounts         $215,733 $    386   0.71% $233,120 $  1,612   2.74%
 Regular savings
  accounts           37,677      197   2.08%   36,760      261   2.82%
 Certificates of
  deposit           194,731    1,700   3.47%  185,764    2,277   4.86%
 Other short term
  borrowings         30,311       82   1.08%   51,067      602   4.68%
 FHLB Advances      150,686    1,515   4.00%  128,653    1,486   4.58%
 Junior subordinate
  debentures         10,310      183   7.06%   10,310      184   7.08%
                   -----------------         -----------------
    Total interest-
     bearing
     liabilities   $639,448 $  4,063   2.53% $645,674 $  6,422   3.95%
 Non-interest
  bearing
  liabilities        82,162                    73,053
 Stockholders'
  equity             65,633                    64,008
                   --------                  --------
     Total
      liabilities &
      equity       $787,243                  $782,735
                   ========                  ========

 Net interest
  income/ interest
  rate spread               $  6,447   3.19%          $  6,460   3.16%
                            ================          ================

 Net yield on
  earning assets                       3.51%                     3.56%
                                       =====                     =====

 Yield/Rate Analysis
 YTD                   Twelve Months Ended       Twelve Months Ended
                         December 31, 2008        December 31, 2007
                           (Unaudited)
                   ---------------------------------------------------
 (Dollars in        Average           Yield/  Average           Yield/
  thousands)        Balance Interest   Rate   Balance Interest   Rate
                   ---------------------------------------------------
 ASSETS
 Loans(1)(3)       $649,454 $ 39,754   6.12% $612,366 $ 45,296   7.40%
 Securities,
  taxable(2)         41,906    2,189   5.22%   44,444    2,119   4.77%
 Securities,
  nontaxable(2)(3)   29,289    1,772   6.05%   27,285    1,671   6.12%
 Nonmarketable
  Equity Securities   9,959      404   4.06%    8,946      534   5.97%
 Fed funds sold
  and other (incl.
  FHLB)                 350        6   1.71%      402       21   5.22%
                   -----------------         -----------------
    Total earning
     assets        $730,958 $ 44,125   6.04% $693,443 $ 49,641   7.16%
 Non-earning
  assets             59,981                    64,056
                   --------                  --------
    Total assets   $790,939                  $757,499
                   ========                  ========

 LIABILITIES AND
 STOCKHOLDERS'
  EQUITY
 Transaction
  accounts         $224,924 $  2,902   1.29% $219,044 $  6,404   2.92%
 Regular savings
  accounts           36,656      835   2.28%   38,369    1,029   2.68%
 Certificates of
  deposit           190,888    7,098   3.72%  186,437    9,058   4.86%
 Other short term
  borrowings         44,610    1,061   2.38%   45,839    2,301   5.02%
 FHLB Advances      142,936    6,034   4.22%  123,562    5,709   4.62%
 Junior subordinate
  debentures         10,310      726   7.04%   10,310      728   7.06%
                   -----------------         -----------------
    Total
     interest-
     bearing
     liabilities   $650,624 $ 18,656   2.87% $623,561 $ 25,229   4.05%
 Non-interest
  bearing
  liabilities        75,054                    71,826
 Stockholders'
  equity             65,261                    62,112
                   --------                  --------
     Total
      liabilities
      & equity     $790,939                  $757,499
                   ========                  ========

 Net interest
  income/ interest
  rate spread               $ 25,469   3.17%          $ 24,412   3.11%
                            ================          ================

 Net yield on
  earning assets                       3.48%                     3.52%
                                       =====                     =====

 (1) The effect of loans in nonaccrual status and fees collected is not significant to the computations.
 (2) Average investment securities exclude the valuation allowance on securities available-for-sale.
 (3) Fully tax-equivalent basis at 38% tax rate for nontaxable securities and loans.

CONTACT:  Community Capital Corporation
          R. Wesley Brewer, Executive Vice President/CFO
            864-941-8290
            wbrewer@capitalbanksc.com
          Lee Lee M. Lee, Controller/VP of Investor Relations
            864-941-8242
            llee@capitalbanksc.com
          www.comcapcorp.com